New Issue Computational Materials


                                 [$445,000,000]

                Mortgage Asset-Backed Pass-Through Certificates,
                                Series 2002-RZ1


                   Residential Asset Mortgage Products, Inc.
                                   DEPOSITOR

                           RAMP Series 2002-RZ1 Trust
                                     ISSUER

                        Residential Funding Corporation
                                MASTER SERVICER


                              SALOMON SMITH BARNEY
                             A member of Citigroup


                                February 12, 2002

The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Syndicate Desk at (212) 723-6171.

TRANSACTION SUMMARY (A)(B)(C)



---------- ------------ --------- ------------ --------- --------- ------------ ------------ -------------
                                                         PRINCIPAL    EXPECTED     FINAL         EXPECTED
                         PERCENT                 WAL     LOCKOUT/        FINAL   SCHEDULED        RATINGS
                        OF POOL     COUPON     TO CALL    WINDOW   DISTRIBUTION DISTRIBUTION    (MOODY'S/
CLASS             SIZE   BALANCE     TYPE       (YRS.)    (MOS.)          DATE     DATE             S&P/)
---------- ------------ --------- ------------ --------- --------- ------------ ------------ -------------
A-1        $145,000,000   32.58%  Floating (d)   0.90      1-21     11/25/2003    8/25/2020       Aaa/AAA
A-2        $48,000,000    10.79%   Fixed (d)     2.05     21-29      7/25/2004    4/25/2023       Aaa/AAA
A-3        $70,000,000    15.73%   Fixed (d)     3.02     29-46     12/25/2005    7/25/2026       Aaa/AAA
A-4        $65,000,000    14.61%   Fixed (d)     5.03     46-78      8/25/2008    6/25/2029       Aaa/AAA
A-5                                  Fixed
           $65,825,000    14.79%    (d)(e)       8.42     78-110     4/25/2011    3/25/2032       Aaa/AAA
A-IO       $84,000,000    18.88%    (f)(g)     1.07(h)     N/A       8/25/2004    8/25/2004       Aaa/AAA
M-1                                  Fixed
           $20,025,000     4.50%    (d)(e)       6.05     37-110     4/25/2011    3/25/2032        Aa2/AA
M-2                                  Fixed
           $17,800,000     4.00%    (d)(e)       6.05     37-110     4/25/2011    3/25/2032          A2/A
M-3                                  Fixed
           $13,350,000     3.00%    (d)(e)       5.98     37-110     4/25/2011    3/25/2032      Baa2/BBB
---------- ------------ --------- ------------ --------- --------- ------------ ------------ -------------
TOTAL      $445,000,000  100.00%
---------- ------------ --------- ------------ --------- --------- ------------ ------------ -------------


(a) The principal balance of each class of Certificates is subject to a 5% variance.

(b) Prepayment Speed Assumption: 4% building to 22% in 12 months, and remaining constant at 22% thereafter.

(c)  The Certificates will be priced to a 10% cleanup call.

(d)  Subject to the Net Wac Cap Rate.

(e) The related pass-through rate will increase by 0.50% if the cleanup call is not exercised.

(f) Notional Balance: The lesser of (a) from and including the 1st through the 6th distribution date ($84,000,000); from and including the 7th through the 12th distribution date ($74,000,000); from and including the 13th through the 18th distribution date ($64,000,000); from and including the 19th through the 24th distribution date ($56,000,000); from and including the 25th through the 30th distribution date ($39,000,000); thereafter ($0) and
     (b) the pool balance.

(g) 5.50% per annum, payable monthly, until the 30th distribution date; thereafter, 0.00% per annum.

(h)  Duration.

THE COLLATERAL

 - Conventional, one- to four-family, fixed-rate mortgage loans secured by first liens on residential mortgage properties.
 - The collateral information presented herein is based on the "Cut-off Date" of February 1, 2002. The actual pool balance as of the Closing Date is expected to be approximately $445,000,000.


THE STRUCTURE

CLASSA-1,  A-2,  A-3,  A-4 AND A-5  CERTIFICATES  (COLLECTIVELY,  THE  "CLASS  A
     CERTIFICATES"): The Class A-1 Certificates will be issued as floating rate senior securities. Classes A-2, A-3, A-4 and A-5 will be issued as fixed rate senior securities. Principal will be paid sequentially to Class A Certificates.

CLASSA-IO CERTIFICATES: The Class A-IO Certificates will have a 5.50% per annum coupon, payable monthly, and a 30-month payment window, commencing on the first distribution date, based on the following notional balance schedule: the lesser of (a) the pool balance and (b) from and including the 1st through the 6th distribution date $84,000,000; from and including the 7th through the 12th distribution date $74,000,000; from and including the 13th through the 18th distribution date $64,000,000; from and including the 19th through the 24th distribution date $56,000,000; from and including the 25th through the 30th distribution date $39,000,000; thereafter $0.

CLASSM CERTIFICATES: The Class M Certificates will be issued as fixed rate mezzanine securities. The Class M Certificates will be subordinate to the Class A Certificates.


HIGHLIGHTS OF THE PROGRAM

o Generally targeted to borrowers that may have limited cash, may not want to take cash out of their investments in order to make a downpayment for the purchase of a primary or second residence, or may want to finance the full value of the home plus closing costs.

o    Requires residual income of at least $1,500.

o    Maximum LTV may be as high as 107%.

o    Maximum LTV of 103% for credit scores below 680.

o Two full appraisals required for credit scores below 620 (or one full appraisal and a field review).

o Borrower grading system based on lowest common denominator of (a) credit score (b) prior mortgage history (c) prior foreclosure/bankruptcy history
     (d) major adverse credit and (e) debt-to-income ratio.

o    No manufactured homes or unique properties.

o    No section 32 loans allowed.

SUMMARY OF TERMS

DEPOSITOR: Residential Asset Mortgage Products, Inc.

MASTER SERVICER: Residential Funding Corporation

UNDERWRITERS:  Salomon  Smith  Barney  Inc.  /  Residential  Funding  Securities
     Corporation

TRUSTEE: JPMorgan Chase Bank

STATISTICAL CALCULATION DATE:February 1, 2002

CUT-OFF DATE: February 1, 2002

CLOSING DATE: On or about February 26, 2002

DISTRIBUTION DATE: 25th day of each month (or the next business day), commencing
     March 25, 2002

FORM OF OFFERED CERTIFICATES: The Certificates will be available in book-entry form through DTC.

MINIMUM  DENOMINATIONS:  Class A, other than the Class  A-IO  Certificates,  and
     Class M-1 Certificates, $25,000. Class M-2 and Class M-3, $250,000. Class A-IO Certificates [$2,000,000] notional amount.

INTEREST PAYMENTS: On each distribution date holders of the Certificates will be entitled to receive the interest that has accrued on the Certificates at the related pass-through rate during the related accrual period, and any interest due on a prior Distribution Date that was not paid, less any interest shortfalls not covered by Eligible Master Servicing Compensation or Excess Cashflow.


     The interest accrual period with respect to any distribution date and the Class A and Class M Certificates, other than the Class A-1 Certificates, will be the prior calendar month. With respect to any distribution date and the Class A-1 Certificates, (i) with respect to the distribution date in March 2002, the period commencing on the closing date and ending on the day preceding the distribution date in March 2002, and (ii) with respect to any distribution date after the distribution date in March 2002, the period commencing on the distribution date in the month immediately preceding the month in which that distribution date occurs and ending on the day preceding that distribution date.

     The trustee will calculate interest on the Certificates based on a 360-day year that consists of twelve 30-day months, other than the Class A-1 Certificates which will be based on the actual number of days in the related interest accrual period divided by 360.

     The "Net WAC Cap Rate" with respect to any Distribution Date will be equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans, adjusted for the interest payable on the Class A-IO Certificates; with respect to the Class A-1 Certificates, the Net WAC Cap Rate will be further adjusted to account for the actual over 360-day interest calculation method. All classes of Certificates may be subject to a Net WAC Cap.

     The "Net Mortgage Rate" will be, with respect to any Mortgage Loan, the per annum mortgage rate thereon minus the per annum rates at which the master servicing and subservicing fees are paid, in each case, expressed as a percentage of the stated principal balance of the Mortgage Loans.

PRINCIPAL  PAYMENTS:  Principal will be distributed to the Class A-1, Class A-2,
     Class A-3, Class A-4 and Class A-5 Certificates, in that order, until paid in full.

     The Class M Certificates will be subordinate to the Class A Certificates, and will not receive any principal payments until after the Stepdown Date or if a Trigger Event is in effect, unless the principal balance of the Class A Certificates is equal to zero.

     After the Stepdown Date, so long as a Trigger Event is not in effect, principal will be paid to the Class A and Class M Certificates as described under the "Priority of Distributions" below.

PRINCIPAL DISTRIBUTION AMOUNT: On any distribution date, the lesser of (a) the excess of (i) the Available Distribution Amount over (ii) the Interest Distribution Amount and (b) the aggregate amount described below: (i) the principal portion of all scheduled monthly payments on the mortgage loans received or Advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of mortgage loans, or, in the case of a substitution, amounts representing a principal adjustment, as required by the pooling and servicing agreement during the preceding calendar month; (iii) the principal portion of all other unscheduled collections received on the mortgage loans during the preceding calendar month, or deemed to be received during the preceding calendar month, including, without limitation, full and partial Principal Prepayments made by the respective mortgagors, to the extent not distributed in the preceding month; (iv) the lesser of (a) the Excess Cash Flow for that distribution date and (b) the principal portion of any Realized Losses, other than Excess Losses, incurred, or deemed to have been incurred, on any mortgage loans in the calendar month preceding that distribution date to the extent covered by Excess Cash Flow for that distribution date; and (v) the lesser of (a) the Excess Cash Flow for that distribution date, to the extent not used to cover losses pursuant to clause (iv) above, and (b) the amount of any Overcollateralization Increase Amount for that distribution date; minus (vi) the amount of any Overcollateralization Reduction Amount for that distribution date.

     In no event will the Principal Distribution Amount on any distribution date be less than zero or greater than the outstanding aggregate Certificate Principal Balance of the offered certificates.

PRINCIPAL REMITTANCE AMOUNT: With respect to any distribution date, the sum of the amounts described in clauses (i), (ii) and (iii) of the definition of Principal Distribution Amount for that distribution date.

INTEREST DISTRIBUTION AMOUNT: With respect to any distribution date, the aggregate amount of accrued certificate interest on the Class A and Class M Certificates for that distribution date, less any Prepayment Interest Shortfalls for that distribution date not covered by Eligible Master Servicing Compensation as described herein.

AVAILABLE DISTRIBUTION AMOUNT: For any distribution date, an amount equal to the sum of the following amounts, net of amounts reimbursable therefrom to the master servicer and any subservicer: (a) the aggregate amount of scheduled payments on the mortgage loans due during the related due period and received on or prior to the related determination date, after deduction of the master servicing fees and any subservicing fees in respect of the mortgage loans for that distribution date; (b) unscheduled payments, including mortgagor prepayments on the mortgage loans, insurance proceeds and liquidation proceeds from the mortgage loans, and proceeds from repurchases of and substitutions for the mortgage loans occurring during the preceding calendar month; and (c) all advances made for that distribution date in respect of the mortgage loans.


     With respect to any distribution date, the due period is the calendar month in which the distribution date occurs and the determination date is the 20th day of the month on which the distribution date occurs or, if the 20th day is not a business day, the immediately succeeding business day. The due date with respect to each mortgage loan is the date on which the scheduled monthly payment is due.

REQUIRED OVERCOLLATERALIZATION AMOUNT: With respect to any distribution date prior to the Stepdown Date, 1.50% of the original aggregate Stated Principal Balance of the Mortgage Loans, and, thereafter, 3.0% of the aggregate Stated Principal Balance of the Mortgage Loans, subject to a floor of 0.50% of the original aggregate Stated Principal Balance of the Mortgage Loans.

EXCESS OVERCOLLATERALIZATION AMOUNT: With respect to any distribution date, the excess, if any, of the Overcollateralization Amount on that distribution date over the Required Overcollateralization Amount on that distribution date.

OVERCOLLATERALIZATION AMOUNT:With respect to any distribution date, the excess, if any, of (a) the aggregate stated principal balances of the mortgage loans before giving effect to distributions of principal to be made on that distribution date, over (b) the aggregate principal balance of the Class A and Class M Certificates other than the Class A-IO Certificate before taking into account distributions of principal to be made on that distribution date.

OVERCOLLATERALIZATION INCREASE AMOUNT: An amount equal to the lesser of (i) the Excess Cashflow for that distribution date and (ii) the excess, if any, of
     (x) the Required Overcollateralization Amount for that distribution date over (y) the Overcollateralization Amount for that distribution date.

OVERCOLLATERALIZATION REDUCTION AMOUNT: With respect to any distribution date, the lesser of (a) the Excess Overcollateralization Amount immediately prior to that distribution date, and (b) the Principal Remittance Amount for that distribution date.

PREPAYMENT INTEREST SHORTFALL: With respect to any distribution date, the aggregate shortfall, if any, in collections of interest resulting from mortgagor prepayments on the mortgage loans during the preceding calendar month. These shortfalls will result because interest on prepayments in full is distributed only to the date of prepayment, and because no interest is distributed on prepayments in part, as these prepayments in part are applied to reduce the outstanding principal balance of the mortgage loans as of the due date immediately preceding the date of prepayment. No assurance can be given that the amounts available to cover Prepayment Interest Shortfalls will be sufficient therefor. Any Prepayment Interest Shortfalls during the preceding calendar month will be offset by the master servicer, but only to the extent these Prepayment Interest Shortfalls do not exceed Eligible Master Servicing Compensation.

SIXTY-PLUS DELINQUENCY PERCENTAGE: With respect to any distribution date, the fraction, expressed as a percentage, equal to (x) the aggregate stated principal balance of the mortgage loans that are 60 or more days delinquent in payment of principal and interest for that distribution date, including mortgage loans in foreclosure and REO, over (y) the aggregate stated principal balance of all the mortgage loans immediately preceding that distribution date.

PRIORITY OF DISTRIBUTIONS:

          INTEREST DISTRIBUTIONS

     1) To the holders of the Class A Certificates (including the Class A-IO Certificates), current interest plus any unpaid interest shortfall amount less any Prepayment Interest Shortfalls for that distribution date (not covered by Eligible Master Servicing Compensation or Excess Cashflow), on a pro rata basis;

     2) To the holders of the Class M-1 Certificates, current interest plus any unpaid interest shortfall amount less any Prepayment Interest Shortfalls for that distribution date (not covered by Eligible Master Servicing Compensation or Excess Cashflow), for such distribution date;

     3) To the holders of the Class M-2 Certificates, current interest plus any unpaid interest shortfall amount less any Prepayment Interest Shortfalls for that distribution date (not covered by Eligible Master Servicing Compensation or Excess Cashflow), for such distribution date; and

     4) To the holders of the Class M-3 Certificates, current interest plus any unpaid interest shortfall amount less any Prepayment Interest Shortfalls for that distribution date (not covered by Eligible Master Servicing Compensation or Excess Cashflow), for such distribution date.

          PRINCIPAL DISTRIBUTIONS

     1) To the holders of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, the Class A Principal Distribution Amount, in that order, in each case in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;

     2) To the holders of the Class M-1 Certificates then entitled to receive principal, the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

     3) To the holders of the Class M-2 Certificates then entitled to receive principal, the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

     4) To the holders of the Class M-3 Certificates then entitled to receive principal, the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.



          NET MONTHLY EXCESS CASHFLOW

     1) To pay the holders of the class or classes of Certificates then entitled to receive distributions in respect of principal, the principal portion of Realized Losses, other than Excess Losses, incurred on the mortgage loans for the preceding calendar month;

     2) To pay any Overcollateralization Increase Amount to the class or classes of Certificates then entitled to receive distributions in respect of principal;

     3) To pay the holders of the Class A and Class M Certificates, based on accrued certificate interest otherwise due thereon, the amount of any Prepayment Interest Shortfalls allocated thereto with respect to the mortgage loans for that distribution date, to the extent not covered by Eligible Master Servicing Compensation on that distribution date;

     4) To pay the holders of the Class A and Class M Certificates, based on unpaid Prepayment Interest Shortfalls previously allocated thereto, any Prepayment Interest Shortfalls remaining unpaid from prior distribution dates together with interest thereon; and

     5) To pay the holders of the Class SB Certificates any balance remaining, in accordance with the terms of the pooling and servicing agreement.

          CLASS  A  PRINCIPAL   DISTRIBUTION   AMOUNT:
          With respect to any distribution date:

     (1) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the Principal Distribution Amount for that distribution date, or

     (2) on or after the Stepdown Date if a Trigger Event is not in effect for that distribution date, the lesser of: (I) the Principal Distribution Amount for that distribution date; and (II) the excess of (A) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to that distribution date over (B) the lesser of (x) the product of (1) 74% and (2) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that distribution date and (y) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that distribution date, less [$2,225,001].


          CLASS M-1 PRINCIPAL DISTRIBUTION AMOUNT:
          With respect to any distribution date:

     (1) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the Principal Distribution Amount for that distribution date after distribution of the Class A Principal Distribution Amount, or

     (2) on or after the Stepdown Date if a Trigger Event is not in effect for that distribution date, the lesser of: (I) the remaining Principal Distribution Amount for that distribution date after distribution of the Class A Principal Distribution Amount; and (II) the excess of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount for that distribution date) and
          (2) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to that distribution date over (B) the lesser of (x) the product of (1) 83% and (2) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that distribution date and (y) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that distribution date, less [$2,225,001].

          CLASS M-2 PRINCIPAL DISTRIBUTION AMOUNT:
          With respect to any distribution date:

     (1) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the Principal Distribution Amount for that distribution date after distribution of the Class A and Class M-1 Principal Distribution Amounts, or

     (2) on or after the Stepdown Date if a Trigger Event is not in effect for that distribution date, the lesser of: (I) the remaining Principal Distribution Amount for that distribution date after distribution of the Class A and Class M-1 Principal Distribution Amount; and (II) the excess of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A and Class M-1 Certificates (after taking into account the payment of the Class A and Class M-1 Principal
          Distribution Amount for that distribution date) and (2) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to that distribution date over (B) the lesser of (x) the product of (1) 91% and (2) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that distribution date and (y) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that distribution date, less [$2,225,001].



          CLASS M-3 PRINCIPAL DISTRIBUTION AMOUNT:
          With respect to any distribution date:


     (1) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the Principal Distribution Amount for that distribution date after distribution of the Class A, Class M-1, and Class M-2 Principal Distribution Amounts, or

     (2) on or after the Stepdown Date if a Trigger Event is not in effect for that distribution date, the lesser of: (I) the remaining Principal Distribution Amount for that distribution date after distribution of the Class A, Class M-1 and Class M-2 Principal Distribution Amount; and (II) the excess of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A, Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class A, Class M-1 and Class M-2 Principal Distribution Amount for that distribution date) and (2) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to that distribution date over (B) the lesser of (x) the product of (1) 97% and (2) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that distribution date and (y) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that distribution date, less [$2,225,001].

REALIZED LOSSES:  Realized  losses,  other than Excess Losses,  will be absorbed first by excess spread, then by the reduction of the Overcollateralization Amount. Following the reduction of any Overcollateralization Amount to zero, any liquidation loss amounts will be applied in reduction of (1) the Class M-3 Certificates until reduced to zero; (2) the Class M-2 Certificates until reduced to zero; (3) the Class M-1 Certificates until reduced to zero and (4) the Class A Certificates on a pro rata basis until reduced to zero. Excess Losses will be applied to reduce the Certificate Principal Balance of the Class A Certificates and the Class M Certificates on a pro rata basis described below.

EXCESS LOSSES: Any Excess Losses, including fraud losses on the mortgage loans in excess of the applicable fraud loss amount, special hazard losses on the mortgage loans in excess of the applicable special hazard amount and extraordinary losses, will be allocated to all of the offered certificates on a pro rata basis and in an aggregate amount equal to the percentage of the loss equal to the then aggregate certificate principal balance of the offered certificates divided by the then aggregate stated principal balance of the mortgage loans.

EXCESS CASHFLOW: With respect to any distribution date, an amount equal to the sum of (A) the excess of (1) the Available Distribution Amount for that distribution date over (2) the sum of (a) the Interest Distribution Amount for that distribution date and (b) the Principal Remittance Amount for that distribution date and (B) the Overcollateralization Reduction Amount for that distribution date.

STEPDOWN DATE: The later to occur of (x) the distribution date occurring in March 2005 and (y) the first distribution date for which the sum of the aggregate certificate principal balance of the Class M Certificates and the Overcollateralization Amount immediately prior to that distribution date is equal to 26% of the aggregate stated principal balance of the mortgage loans as of the end of the preceding due period.

TRIGGER EVENT: A Trigger Event is in effect with respect to any distribution date on or after the Stepdown Date if any of the following conditions are met:

     1) the three-month average of the Sixty-Plus Delinquency Percentage, as determined as of that distribution date and the immediately preceding two distribution dates, exceeds [8.00]%;

     2) if the distribution date is occurring before the distribution date in March 2005, the aggregate amount of Realized Losses, other than Excess Losses, on the mortgage loans since the Cut-off Date exceeds [2.80]% of the aggregate stated principal balance of the mortgage loans as of the Cut-off Date;

     3) if the distribution date is occurring before the distribution date in March 2006, the aggregate amount of Realized Losses, other than Excess Losses, on the mortgage loans since the Cut-off Date exceeds[3.0]% of the aggregate stated principal balance of the mortgage loans as of the Cut-off Date; and

     4) if the distribution date is occurring on or after the distribution date in March 2006, the aggregate amount of Realized Losses, other than Excess Losses, on the mortgage loans since the Cut-off Date exceeds [3.25]% of the aggregate stated principal balance of the mortgage loans as of the Cut-off Date.

CREDIT ENHANCEMENT:

     o    Subordination:  Initially,  11.50% for the Class A Certificates;  7.0%
          for  the   Class  M-1   Certificates   and  3.0%  for  the  Class  M-2
          Certificates.

     o Overcollateralization ("OC") INITIAL (% Orig.) 0.00% OC TARGET (% Orig.) 1.50% OC FLOOR (% Orig.) 0.50%

     o    Excess  spread  will  be  available  to  build   overcollateralization
          commencing on the first Distribution Date.

P&I ADVANCES: The Master Servicer will be obligated to advance, or cause to be advanced, cash with respect to delinquent payments of principal and interest on the Mortgage Loans to the extent that the Master Servicer reasonably believes that such cash advances can be repaid from future payments on the related Mortgage Loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Certificates and are not intended to guarantee or insure against losses.

MONTHLY FEES:  Sub-servicing Fee of [0.290]% per annum, payable monthly;  Master
     Servicing Fee of [0.05]% per annum, payable monthly.

ELIGIBLE MASTER SERVICING COMPENSATION: For any distribution date, an amount equal to the lesser of (a) one-twelfth of [0.125]% of the stated principal balance of the mortgage loans immediately preceding that distribution date and (b) the sum of the master servicing fee payable to the master servicer in respect of its master servicing activities and reinvestment income received by the master servicer on amounts payable with respect to that distribution date.

OPTIONAL CALL: The Master Servicer may, at its option, effect an early redemption or termination of the Certificates on any Distribution Date, before giving effect to distributions on that distribution date, on which the current pool principal balance declines to 10% or less of the aggregate stated principal balance of the mortgage loans as of the Cut-off Date (the "Clean-up Call Date").

STEP-UP COUPON: The Class A-5, Class M-1, Class M-2 and Class M-3 pass-through rates will each increase by [0.50]% on the first Distribution Date after the Clean-up Call Date.

FEDERAL TAX ASPECTS: The Trust will be established as one or more REMICs for federal income tax purposes.

ERISACONSIDERATIONS: The Class A Certificates and the Class A-IO Certificates may be purchased by a pension or other employee benefit plan subject to the Employee Retirement Income Security Act of 1974 or Section 4975 of the Internal Revenue Code of 1986, or by an entity investing the assets of an employee benefit plan so long as certain conditions are met.

SMMEAELIGIBILITY: The Class A Certificates,  the Class A-IO Certificates and the
     Class M Certificates will NOT be 'mortgage related securities' for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

----------------------------------------------------------------------------------------------------
                        Certificates Sensitivity Analysis
----------------------------------------------------------------------------------------------------

                                   To 10% Call

  % of Prepayment Assumption:  0%        50%          75%         100%         125%        150%

             Class A-1
        Avg. Life (yrs)     10.82        1.59        1.14         0.90         0.76        0.66
           Window (mos)     1-217        1-39        1-27         1-21         1-17        1-14
    Expected Final Mat.    3/25/20     5/25/05      5/25/04     11/25/03     7/25/03      4/25/03

              Class A-2
        Avg. Life (yrs)     19.52        3.89        2.68         2.05         1.66        1.40
           Window (mos)    217-250      39-55        27-38        21-29       17-23        14-19
    Expected Final Mat.   12/25/22     9/25/06      4/25/05      7/25/04     1/25/04      9/25/03

              Class A-3
        Avg. Life (yrs)     22.61        5.86        4.00         3.02         2.38        1.98
           Window (mos)    250-293      55-90        38-62        29-46       23-35        19-29
    Expected Final Mat.    7/25/26     8/25/09      4/25/07     12/25/05     1/25/05      7/25/04

              Class A-4
        Avg. Life (yrs)     25.97        9.79        6.71         5.03         3.96        3.07
           Window (mos)    293-328      90-151      62-104        46-78       35-62        29-51
    Expected Final Mat.    6/25/29     9/25/14     10/25/10      8/25/08     4/25/07      5/25/06

              Class A-5
        Avg. Life (yrs)     28.28       15.91        11.19        8.42         6.66        5.44
           Window (mos)    328-343     151-206      104-146      78-110       62-87        51-71
    Expected Final Mat.    9/25/30     4/25/19      4/25/14      4/25/11     5/25/09      1/25/08

              Class M-1
        Avg. Life (yrs)     26.40       11.59        8.05         6.05         4.91        4.29
           Window (mos)    271-343      69-206      47-146       37-110       38-87        40-71
    Expected Final Mat.    9/25/30     4/25/19      4/25/14      4/25/11     5/25/09      1/25/08

              Class M-2
        Avg. Life (yrs)     26.40       11.59        8.05         6.05         4.89        4.21
           Window (mos)    271-343      69-206      47-146       37-110       37-87        38-71
    Expected Final Mat.    9/25/30     4/25/19      4/25/14      4/25/11     5/25/09      1/25/08

              Class M-3
        Avg. Life (yrs)     26.37       11.47        7.95         5.98         4.81        4.12
           Window (mos)    271-343      69-206      47-146       37-110       37-87        37-71
    Expected Final Mat.    9/25/30     4/25/19      4/25/14      4/25/11     5/25/09      1/25/08

------------------------ ------------ ----------- ------------ ------------ ----------- ------------




----------------------------------------------------------------------------------------------------
                           Certificates Sensitivity Analysis (Continued)
----------------------------------------------------------------------------------------------------

                                   To Maturity

  % of Prepayment Assumption:  0%        50%          75%         100%         125%        150%

              Class A-5
        Avg. Life (yrs)     28.57       18.18        13.24        10.06        7.98        6.52
           Window (mos)    328-356     151-339      104-294      78-237       62-191      51-157
    Expected Final Mat.   10/25/31     5/25/30      8/25/26     11/25/21     1/25/18      3/25/15

              Class M-1
        Avg. Life (yrs)     26.51       12.41        8.76         6.61         5.35        4.66
           Window (mos)    271-354      69-302      47-236       37-182       38-145      40-118
    Expected Final Mat.    8/25/31     4/25/27     10/25/21      4/25/17     3/25/14     12/25/11

              Class M-2
        Avg. Life (yrs)     26.49       12.27        8.61         6.49         5.24        4.50
           Window (mos)    271-353      69-283      47-214       37-164       37-130      38-106
    Expected Final Mat.    7/25/31     9/25/25     12/25/19     10/25/15     12/25/12    12/25/10

              Class M-3
        Avg. Life (yrs)     26.41       11.68        8.12         6.11         4.91        4.20
           Window (mos)    271-349      69-247      47-179       37-136       37-108       37-88
    Expected Final Mat.    3/25/31     9/25/22      1/25/17      6/25/13     2/25/11      6/25/09

------------------------ ------------ ----------- ------------ ------------ ----------- ------------

--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

-------------------------------------------------------
CURRENT PRINCIPAL BALANCE              $445,000,204.79
(As of 2/1/02)

Loan Count                                       2,853
Average Current Principal Balance          $155,976.24
Current Principal Balance ($)
           22,650  -   100,001                   12.01%
          100,001  -   200,001                   47.65%
          200,001  -   300,001                   31.03%
          300,001  -   400,001                    7.47%
          400,001  -   500,001                    1.46%
          500,001  -   600,001                    0.24%
          600,001  -   620,000                    0.14%

-------------------------------------------------------
WA GROSS COUPON                                  8.748%

Range of Gross Coupons (%)               6.000%-12.375%
            6.000  -   6.499                      0.02%
            7.000  -   7.499                      0.41%
            7.500  -   7.999                     14.20%
            8.000  -   8.499                     26.73%
            8.500  -   8.999                     28.00%
            9.000  -   9.499                     13.02%
            9.500  -   9.999                      8.85%
           10.000  -   10.499                     2.98%
           10.500  -   10.999                     3.52%
           11.000  -   11.499                     1.17%
           11.500  -   11.999                     0.76%
           12.000  -   12.375                     0.35%
-------------------------------------------------------
 WA AGE (MONTHS)                                     2

 WA Original Term to Maturity (months)             359
 WA Remaining to Maturity Term (months)            356
-------------------------------------------------------
 Balloon / Fully Amortizing                0.20%/99.80%
 First Lien                                     100.00%
 WA Debt-to-Income Ratio                         39.39
 WA CREDIT SCORE                                   706

 Range of Credit Scores                        580-820
              580  -   599                        1.86%
              600  -   619                        4.83%
              620  -   639                        7.24%
              640  -   659                        6.46%
              660  -   679                        6.69%
              680  -   699                       14.88%
              700  -   719                       11.62%
              720  -   739                       18.04%
              740  -   759                       14.31%
              760  -   779                        9.08%
              780  -   799                        4.46%
              800  -   820                        0.52%
--------------------------------------------------------


--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


-------------------------------------------------------
 WA ORIGINAL LTV                                102.30%

 Range of Original LTV (%)               87.00%-107.00%
          87.00  -   90.00                        0.21%
          90.01  -   95.00                        5.23%
          95.01  -   100.00                      34.90%
         100.01  -   101.00                       1.14%
         101.01  -   102.00                       3.01%
         102.01  -   103.00                      24.77%
         103.01  -   104.00                       4.21%
         104.01  -   105.00                       5.19%
         105.01  -   106.00                       2.71%
         106.01  -   107.00                      18.63%
-------------------------------------------------------
CREDIT GRADE
A1                                               44.94%
A2                                               26.33%
A3                                               13.52%
A4                                               10.89%
AX                                                2.10%
AM                                                2.22%
-------------------------------------------------------
PROPERTY TYPE
Single-family detached                           76.98%
Planned Unit Developments (detached)             10.44%
Condo Low-Rise (less than 5 stories)              8.36%
Planned Unit Developments (attached)              3.41%
Townhouse                                         0.77%
Leasehold                                         0.05%
-------------------------------------------------------
OCCUPANCY STATUS
Owner Occupied                                   96.74%
Non-Owner Occupied/Unknown                        3.26%
-------------------------------------------------------
DOCUMENTATION
Full Documentation                               85.31%
Limited Documentation                            14.69%
-------------------------------------------------------
LOAN PURPOSE
Equity Refinance                                 17.09%
Purchase                                         74.98%
Rate/Term Refinance                               7.93%
-------------------------------------------------------
PREPAYMENT PENALTY TERM
None                                             55.18%
12 months                                         3.84%
24 months                                         0.89%
36 months                                        36.94%
48 months                                         0.27%
60 months                                         2.42%
Other (not more than 60 months)                   0.46%



GEOGRAPHIC CONCENTRATION (> 5%)
                                              27.99% CA
                                               6.00% FL
                                               4.91% WA
-------------------------------------------------------